June 15, 2026 Phase 1 Interim Results CTIM-76: A Novel CLDN6 x CD3 TCE

Important Notice and Disclaimers This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding the Company’s strategy, future operations, prospects, and plans and objectives of management, are forward-looking statements. These statements may be identified by words such as “may,” “will,” “expect,” “believe,” “could,” “estimate,” “potential,” “anticipate,” “look forward,” “plan,” “intend,” and similar expressions. Forward-looking statements in this presentation include, without limitation, statements regarding (i) the Company’s business strategy, cash flows, cash runway and funding status, (ii) potential growth opportunities, (iii) clinical development activities, (iv) the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates, (v) estimates of potential market size and opportunity, and (vi) other non-historical statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied, and the Company cannot assure that its plans, intentions, expectations, or strategies will be achieved. These risks and uncertainties include, without limitation: (i) uncertainties regarding the Company’s expectations, projections, and estimates of future costs and expenses, capital requirements, the availability of additional financing and the Company’s capital requirements; (ii) the timing, progress, and results of the Company’s discovery, preclinical and clinical development activities; (iii) clinical trial site activation and enrollment; (iv) unexpected safety or efficacy data observed during preclinical studies or clinical trials; (v) the risk that results from nonclinical or clinical studies may not be predictive of future results, and that interim data are subject to further analysis; (vi) uncertainties related to the regulatory approval process; (vii) the Company’s reliance on third parties; (viii) macroeconomic conditions; and (ix) whether the Company has sufficient funding to meet future operating expenses and capital expenditure requirements. Additional factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”), and in the Company’s other filings with the SEC, including future reports. Except as required by law, the Company undertakes no obligation to update or revise any forward- looking statements, which speak only as of the date of this presentation, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified any information obtained from third- party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations. References in this presentation to research reports or to articles and publications should not be construed as depicting the complete findings of the entire referenced report or article. This presentation discusses product candidates that are under preclinical and clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. While the Company believes its internal research is reliable, such research has not been verified by any independent source. All the scientific, preclinical and clinical data presented within this presentation are – by definition prior to completion of the clinical trial and a clinical study report – preliminary in nature and subject to further quality checks including customary source data verification. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Forward Looking Statement Executive Summary CTIM-76 Phase 1 Interim Results2

On Today’s Call CTIM-76 Phase 1 Interim Results3 Executive Summary Pipeline Overview Martin Lehr Chief Executive Officer CTIM-76 Development Karen Chagin, MD Chief Medical Officer Corporate and Financials Jennifer Minai Chief Financial Officer

Introduction Martin Lehr CEO, Context Therapeutics CTIM-76 Phase 1 Interim Results4

Context Therapeutics Introduction

Pipeline Overview

PROGRAM	TARGET	ADDRESSABLE MARKET (U.S. ONLY)	PRECLINICAL	PHASE 1	PHASE 2	ANTICIPATED MILESTONES
CTIM-76	Claudin 6 (CLDN6)	> 50,000 patients				**Q4 2026**: QW updated data **Q2 2027**: Q3W dosing data
CT-95	Mesothelin (MSLN)	> 100,000 patients				**Sept 2026**: Preliminary Ph 1a data
CT-202	Nectin-4	> 125,000 patients				**Q3 2026**: Ph 1 FPI

CTIM-76: CLDN6 x CD3


α-CLDN6
Fab
α-CD3
scFv

Product differentiation: highly selective for CLDN6 over CLDN3/4/9

Safety: potent CD3 induction without broad cytokine activation

Potential Indications: ovarian, endometrial, lung

CT-95: MSLN x CD3


α-MSLN
Fab
α-CD3
scFv

Product differentiation: avidity optimized to avoid mesothelin (MSLN) fragments

Safety: sterically hindered CD3 to avoid T cell crosslinking

Potential Indications: lung, pancreatic, ovarian, colorectal

CT-202: Nectin-4 x CD3


α-Nectin-4
Fab
α-CD3
scFv

Product differentiation: conditionally activate in the tumor microenvironment

Safety: sterically hindered CD3 to avoid T cell crosslinking

Potential Indications: bladder, colorectal, breast, lung

Addressable market is the estimated patient population derived from tumor antigen positive population multiplied by Relapsed/Refractory (R/R) incident population.

5 CTIM-76 Phase 1 Interim Results

Context Therapeutics Introduction

Context is Positioned to Develop the Next Generation of Transformative T Cell Engagers

Potential to expand into early treatment lines through synergistic drug combinations

Optimized Novel Monotherapies

CTIM-76 | CT-95 | CT-202



Bispecific TCE Engineered for:

- Best-in-class efficacy
- Reduced risk of CRS
- Target selectivity
- Pharmacokinetics

Synergistic Combination Approaches

TCE + ADC | TCE + PD-1xVEGF



Potential Opportunities for:

- Complementary mechanisms to enhance activity
- Improved safety due to non-overlapping toxicities
- Synergistic immunologic effects

6 CTIM-76 Phase 1 Interim Results

Context Therapeutics Introduction

Today's Update: Encouraging Phase 1a Clinical Data Observed for CTIM-76

CTIM-76 has been granted FDA Fast Track Designation

Pan-PROC Target

~75% of platinum resistant ovarian cancer (PROC) patients are CLDN6+

→ **Potential for Rapid Clinical Enrollment**

Clinical Activity in Late Line PROC

7 (5-16) prior lines of therapy

29% confirmed ORR

57% confirmed DCR

66% of patients on therapy

→ **Potential to Address ADC Resistance in PROC**

Low Rate of CRS in PROC

11% Grade 1 CRS at target dose levels

→ **Potential for Outpatient Dosing**

CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. RECIST-evaluable PROC population (n=9 patients at target doses) is defined as having measurable disease documented at baseline according to RECIST v1.1 criteria and at least one follow-up tumor assessment after a full cycle of treatment. Disease Control Rate: Patients achieving confirmed stable disease, partial response, or complete response. Data as of May 29, 2026

7 CTIM-76 Phase 1 Interim Results

Claudin 6 (CLDN6) Target Overview Martin Lehr CEO, Context Therapeutics CTIM-76 Phase 1 Interim Results8

CTIM-76 Program

CLDN6 is an Attractive Target for Immunotherapy

CLDN6 is an Ideal TCE Target

- CLDN6 is an oncofetal protein. Normally present at higher levels during embryonic development
- Turned off or have low levels of expression in adult tissues
- Expression increases with cancer disease stage
- Tetraspan protein; does not readily internalize


Antibody Binding Domain
Extracellular Space
Cytoplasm

CLDN6 Protein

Avoiding CLDN3 and CLDN4 is a Critical Safety Determinant


CLDN9
CLDN6
CLDN4
CLDN3
CLDN5
CLDN8
CLDN17
CLDN2
CLDN14
CLDN20
CLDN7
CLDN1
CLDN19
CLDN34
CLDN12
CLDN23
CLDN16
CLDN24
CLDN22
CLDN15
CLDN18
CLDN11
CLDN15
CLDN10

Claudin Gene Family

CLDN6 **selectivity is required** to avoid off-target liabilities

The CLDN6 antibody binding region is **highly conserved** with CLDN3 and CLDN4 – differing by only 3 amino acids[1]

CLDN3 and CLDN4 are enriched in the liver and antibody binding may result in **liver enzyme elevations**[2,3]

9 CTIM-76 Phase 1 Interim Results

1 Screnci, Cancer Res, 2022; **2** Tanaka, J Hepatol, 2018; **3** Cordat, Physiology, 2019; Li, FEBS Open Bio, 2020

CTIM-76 Program

CTIM-76: Claudin 6 x CD3 T cell Engaging (TCE) Bispecific Antibody


α-CLDN6
Fab
α-CD3
scFv
Silenced Fc
IgG1
backbone

Optimized structure for CLDN6 selectivity, potency, and manufacturability

- Highly selective CLDN6 binding fragment antibody-binding (Fab) arm
- Immunostimulatory CD3 binding single-chain fragment variable (scFv) domain is functionally monovalent to avoid aberrant T cell activation
- Silenced Fc domain to avoid off target immune cell activation

Potentially wide therapeutic window

- T cell dependent cellular cytotoxicity with no or minimal activation of circulating cytokines
- Humanized CLDN6 and CD3 binding domains

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield

10 CTIM-76 Phase 1 Interim Results

CTIM-76 Phase 1 Interim Results Karen Chagin, MD Chief Medical Officer, Context Therapeutics CTIM-76 Phase 1 Interim Results11

CTIM-76 Phase 1a Dose Escalation Trial Target population • Ovarian, endometrial and testicular cancer relapsed to standard of care (all comers) • CLDN6+ positive via IHC (≥10% 1+ staining) Trial objectives • Assess safety and tolerability • Pharmacokinetic and pharmacodynamic data • Evaluate preliminary anti-tumor activity Dosing and Administration • Step dosing • Pretreat patients with 16 mg dexamethasone 1 hour prior to C1D1 and C1D8 doses CTIM-76 Phase 1 Interim Results Path to the identification of optimal prime dose, full dose, and dosing schedule CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. Data as of May 29, 2026 22.5  70 µg (n=3) 70  140 µg (n=4) 22.5 µg (n=1) 140  280 µg (n=4) 140  560 µg (n=4) cohorts at predicted sub-therapeutic doses 70  210 µg (n= 5) 70  280 µg (n=3-12) 70  420 µg (n=3-12) 2H 2026 evaluating Q3W dosing in ovarian patients exceeded target exposure 70  TBD µg (n=3-12) 12 CTIM-76 Phase 1 Interim Results Dose Level 1 Dose Level 2 Dose Level 3 Dose Level 4 Dose Level 5 Dose Level 3a QW dose escalation (n=21)

CTIM-76 Phase 1 Interim Results

CTIM-76 Exhibits Compelling Pharmacokinetic (PK) Properties

Weekly Dosing (QW)

210 and 280μg doses displayed optimal PK properties, including Cmax below target saturation (EC90) and Cmin above activity threshold (EC50)

560μg resulted in target saturation and was associated with rapid T cell exhaustion


140 μg
210 μg
280 μg
560 μg
Mean (SD) CTIM-76 Concentration (ng/mL)
1000
100
10
1
EC90
EC50
0
48
96
144
192
Nominal Time (hr)

Every Three Week (Q3W) PK Simulation

Reducing TCE dose frequency has been shown to reduce T cell exhaustion, resulting in improved treatment response and durability[1]

Q3W dosing of CTIM-76 may optimize T cell activation and recovery through on/off cycling


280 μg, mean
280 μg, low
280 μg, high
Predicted CTIM-76 Concentration (ng/mL)
1000
100
10
1
0.1
EC90
On
EC50
Off
0
504
1008
1512
2016
2520
3024
Time (hr)

13 CTIM-76 Phase 1 Interim Results

CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. Data as of May 29, 2026. 1 Pasritamig: Autio ESMO 2025 . Q3W = every three weeks.

Patient Demographics at Target Doses of 140 to 280 µg CTIM-76 evaluated in heavily pre-treated patients with high tumor burden CTIM-76 Phase 1 Interim Results CTIM-76 Phase 1 Interim Results14 Baseline Characteristics All Comers N 13 Age, n (range) 61 (29-72) ECOG, n (range) 1 (0-1) Ovarian, n (%) 9 (69) Testicular, n (%) 3 (23) Endometrial, n (%) 1 (8) Prior therapies, median (range) 6 (3-16) 1, n (%) 0 (0) 2 0 (0) 3 3 (23) 4 1 (7) ≥5 9 (69) Baseline Characteristics Ovarian N 9 Age, n (range) 63 (53-74) ECOG, n (range) 0 (0-1) Sum of longest dimension (mm) 71 (39-114) Liver metastases, n (%) 4 (44) H-Score, median (range) 145 (25-300) Prior therapies, median (range) 7 (5-16) Checkpoint Inhibitor, n (%) 5 (55) ADC 8 (89) DNA Repair 7 (78) VEGF 9 (100) CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. Data as of May 29, 2026. ADC = antibody drug conjugate; DNA Repair = PARP, WEE1, or Chk1/2 inhibitor; VEGF = bevacizumab or PD-1xVEGF. Because the trial permits use of archival biopsy specimens, some samples may reflect earlier stages of disease and prior treatment history rather than contemporaneous tumor biology at study entry.

Safety Analysis at Target Doses of 140 to 280 µg Observed to be well-tolerated with a favorable safety profile • Adverse events (AE) generally occurred during the first or second dose • Most events were low grade, of short duration, and were reversible with standard management • Low rate of cytokine release syndrome (CRS) CTIM-76 Phase 1 Interim Results CTIM-76 Phase 1 Interim Results15 CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. Data as of May 29, 2026. All comers = ovarian, testicular, and endometrial patients at target dose levels. TEAE ≥15% in patients. Treatment Emergent Adverse Events (TEAE) All Comers Ovarian N (%) 13 9 Any 13 (100) 9 (100) Related 13 (100) 9 (100) Serious 5 (39) 3 (33) Related Serious 2 (15) 1 (11) Grade 1 CRS 2 (15) 1 (11) Grade ≥2 CRS 0 (0) (0) Dose Reduction 0 (0) 0 (0) Discontinuation 0 (0) 0 (0) Ovarian: overall TEAE and Serious TEAE for by Maximum Severity Grade (N=9)

CRS in PROC Patients at Target Dose Levels Benchmarking CRS profiles across approved and experimental TCE 0% 10% 20% 30% 40% 50% 60% Talvey (GPCR5) Elfrexio (BCMA) Epkinly (CD20) Brenetafusp (PRAME) Imdelltra (DLL3) HPN328 (DLL3) CTIM76 (CLDN6) Pasritamig (KLK2) C RS R at e Grade 1 Grade 2 Grade 3 CTIM-76 Phase 1 Interim Results CTIM-76 Phase 1 Interim Results16 CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. Data as of May 29, 2026. CTIM-76 CRS derived from 16% Grade 1 CRS in all comers patients (n=13). Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, sample size, inclusion and exclusion criteria and many other factors. Imdelltra; Epkinly; Elrexfio; Talvey: Prescribing label. HPN329: Beltran ASCO 2024. Brenetafusp: Freidman ESMO 2024. Pasritamig: Autio ESMO 2025, Stein ASCO 2025 Low CRS rates may be driven by both programs having tumor restricted targets and utilizing step dosing plus steroid prophylaxis

CTIM-76 Interim Phase 1a Data at Target Doses Tumor reduction combined with manageable CRS profile supports continued clinical development CTIM-76 Phase 1 Interim Results CTIM-76 Phase 1 Interim Results17 Best Overall % Change in Tumor Size From Baseline* CRS Grade Ef fic ac y Sa fe ty -6% -15% -37% -46% -85% -100% -80% -60% -40% -20% 0% 20% Step Dose Cohort 70/140 µg 70/210 µg 0 1 2 3 4 • Limited CRS to date • Dose proportional anti-tumor activity • Tumor shrinkage across multiple lesions and patients, providing evidence of effective T cell engagement E O T T O O On treatment E Endometrial cancer O Platinum-resistant ovarian cancer T Testicular cancer PR PR PD SD O CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. RECIST-evaluable population (n =10 patients at target doses) is defined as having measurable disease documented at baseline according to RECIST v1.1 criteria and at least one follow-up tumor assessment after a full cycle of treatment. *Best tumor reduction at any time point in evaluable patients. Data as of May 29, 2026. O 140/280 µg O O

CTIM-76 Anti-tumor Activity at Target Dose Levels Emerging durability signal, despite weekly dosing during escalation phase CTIM-76 Phase 1 Interim Results 18 CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. RECIST-evaluable population (n =10 patients at target doses) is defined as having measurable disease documented at baseline according to RECIST v1.1 criteria and at least one follow-up tumor assessment after a full cycle of treatment. Disease Control Rate: Patients achieving confirmed stable disease, partial response, or complete response. Data as of May 29, 2026. All Comers Ovarian Patient enrolled, n 13 9 RECIST evaluable, n 10 7 Not RECIST evaluable, n 1 0 Pending 1st Scan 2 2 Overall Response Rate (ORR), n (%) 2 (20) 2 (29) Stable Disease (SD), n (%) 3 (30) 2 (29) Disease Control Rate (DCR), n (%) 5 (50) 4 (57) CTIM-76 Phase 1 Interim Results 70/140 µg 70/210 µg 140/280 µg Step Dose Cohort -100 -80 -60 -40 -20 0 20 0 5 10 15 20 25 30 35 40 C ha ng e fr om B as el in e (% ) Week Spider Plot On treatment

CTIM-76 Phase 1 Interim Results CTIM-76 Phase 1 Interim Results19 CTIM-76 Anti-tumor Activity at Target Dose Levels Emerging durability signal with the potential to further improve with less frequent CTIM-76 dosing CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. Swimmer plot includes all comers at target dose levels (n=13). Data as of May 29, 2026. Indication Prior Rx Dose Testicular 3 280 Ovarian 5 280 Testicular 3 280 Ovarian 8 280 Ovarian 7 210 Ovarian 6 210 Ovarian 7 210 Ovarian 16 210 Ovarian 11 210 Ovarian 5 140 Ovarian 4 140 Endo 6 140 Testicular 3 140 1 2 3 4 5 6 Months on Treatment 7 8 9 10 Progressive Disease Stable Disease Partial Response RECIST Response 11

CTIM-76 Phase 1 Interim Results

Significant RECIST Response in Ovarian Patient with Liver Lesions

Baseline CA125 3108 ng/mL | **Week 9** CA125 272 ng/mL | **Week 16** CA125 166 ng/mL

T01 liver, right
Liver

Size

T02 Liver, left

Size


95%
CA125
Decline
LA: 11.9 mm
CT: SE 2 / IN 11
LA: 6.6 mm (-44.5% ΔP)
CT: SE 2 / IN 50
LA: ~5.0 mm
(-24.2% ΔP)
CT: SE 2 / IN 49
Too small
LA: 15.3 mm
CT: SE 2 / IN 28
LA: 7.5 mm (-51.0% ΔP)
CT: SE 2 / IN 61
LA: 6.2 mm (-17.3% ΔP)
CT: SE 2 / IN 59

Patient Case Study Detail

- PROC patient administered 140µg
- 53-year-old female
- High disease burden; liver and peritoneum
- 5 prior lines of treatment and treatments included mirvetuximab, pembrolizumab, olaparib, VLS-1488
- Rapid progression on two prior therapies
- Confirmed PR, 85% decrease in tumor diameter
- Disappearance of peritoneal target lesion
- On treatment for 162 days; progression due to new lesions

20 CTIM-76 Phase 1 Interim Results

Context Internal Data. CTIM-76-101. Study Patient Biopsy.

T Cell Exhaustion is a Critical Determinant of Tumor Response Durability Q3W dosing may delay T cell exhaustion, improve treatment durability, and be more convenient for patients1 CTIM-76 Phase 1 Interim Results CTIM-76 Phase 1 Interim Results21 Context Internal Data. CTIM-76-101. Study Patient correlative data. 1 Autio, Pasritamig in mCRPC, ESMO2025 • Response profiles for two patients with similar tumor burden and H-scores were compared • Markers of T cell exhaustion (%TIM3+ CD8T) were dose proportional Ovarian Patient @ 70/140 µg Testicular Patient @ 140/280 µg 0 1000 2000 3000 4000 0% 25% 50% 1 32 60 91 121 152 182 AF P % TI M 3+ C D 8T Days %TIM3+ CD8T AFP 0 750 1500 2250 3000 0% 25% 50% 1 32 60 91 121 152 182 C A1 25 % TI M 3+ C D 8T Days %TIM3+ CD8T CA125 Partial Response (-54%) Partial Response (-85%) Progressive Disease (-85%; PD non-target) Stable Disease (-1%) Stable Disease (-6%) Stable Disease (-6%; PD new lesion)

Rationale for CTIM-76 in PROC Karen Chagin, MD Chief Medical Officer, Context Therapeutics CTIM-76 Phase 1 Interim Results22

CTIM-76 in Platinum-resistant Ovarian Cancer

Significant Market Opportunity in High Unmet Need CLDN6+ Post-ADC PROC

- **~75%** of PROC patients are CLDN6+
- **No approved treatment option** specifically for this biomarker selected PROC population
- **~42,000** CLDN6+ PROC patients globally (US, EU7, JP)
- CLDN6 has **significant target overlap** with promising ADC targets, including FRα, CDH6, NaPi2b – opening the door to potential combination opportunities
- **Additional opportunities** in earlier lines of ovarian cancer and other tumor types with CLDN6 overexpression, including non-small cell lung (NSCLC) and endometrial cancer

Broad Use Case as Monotherapy or Combination


CTIM-76
CTIM-76 + ADC

Potential Opportunities for:

- Monotherapy development post-ADC
- Combination development with ADC, VEGF, or chemotherapy

Patient population based on multiplying NIH SEER 2026 ovarian cancer estimates in United States and prevalence estimates for EU7 and Japan by ~80% of all PROC (based on internal data)

23 CTIM-76 Phase 1 Interim Results

CTIM-76 in Platinum-resistant Ovarian Cancer

Patient Population (US Only)

21,010 new cases and 12,450 deaths per year



Primary Surgery
1L
PLAT + CHEMO ± BEV
OTHER
12k
1LM
PARP ± BEV
BEV
9k
Potential to Move Into Earlier Lines
PSOC
2L
PLAT + CHEMO ± BEV
BEV Combo
PARP ± CHEMO
10k
CTIM-76 ± ADC or Chemotherapy
2LM
PARP ± BEV
BEV
3k
CTIM-76
3L-4L
P + C ± BEV
BEV Combo
NON-PLAT CHEMO
OTHER
7k
CTIM-76 ± Bevacizumab
PROC
2L+
MIRV
BEV COMBO
OTHER
18k
CTIM-76

Patient population based on SEER 2026 ovarian cancer estimates. Numbers represent Company estimates of U.S. patients with conditions covered by the Company's targeted indications and are dependent upon regulatory approvals. PSOC = platinum sensitive ovarian cancer; PROC = platinum resistant ovarian cancer

24 CTIM-76 Phase 1 Interim Results

CTIM-76 in Platinum-resistant Ovarian Cancer

Initial Product Development in Platinum-resistant Ovarian Cancer (PROC)

CTIM-76 therapeutic window supports broad monotherapy and combination therapy development program in PROC



Current
PROC Treatment Algorithm
FRa (-)
FRa (++)
1L
Paclitaxel
Microtubule Inhibitor
Mirvextuximab
FRα ADC
2L
Doxorubicin
Topo2 Inhibitor
Paclitaxel
Microtubule Inhibitor
3L
Gem or Etop
(Off Label)
Doxorubicin
Topo2 Inhibitor
4L
Gem or Etop
(Off Label)
Future / Conceptual
PROC Treatment Algorithm
Representative Topo-based ADC
Rina-S
FRα
Ralu-Dxd
CDH6
AZD5335
FRα
Sac-TMT
TROP2
Enhertu
HER2
TUB-040
NaPi2b
FRa (-)
FRa (++)
1L
Topo1 ADC
CTIM-76
combo in earlier lines
2L
Paclitaxel
Microtubule Inhibitor
Mirvextuximab
FRα ADC
3L
Doxorubicin
Topo2 Inhibitor
Paclitaxel
Microtubule Inhibitor
4L
Gem or Etop
(Off Label)
Doxorubicin
Topo2 Inhibitor
5L
Gem or Etop
(Off Label)
CTIM-76
monotherapy in later lines

Current treatment options is based upon NCCN guidelines and Company internal estimates. Future / Conceptual PROC treatment algorithm is based on Company internal estimates and is for illustrative purposes only.

25 CTIM-76 Phase 1 Interim Results

CTIM-76 in Platinum-resistant Ovarian Cancer CTIM-76 Phase 1 Interim Results26 Competitive Profile for CTIM-76 in PROC Encouraging tumor response and safety profile in heavily pretreated / ADC-experienced patient population CTIM-76 Multiple Nab-Paclitaxel Azenosertib Brenetafusp Target CLDN6 CDH6, FRα, NaPi2b Microtubule Wee1 (CCNE1 amplified) PRAME Format TCE ADC Chemotherapy Small Molecule TCE Prior ADC (%) 89 3-20 3 15 11 Prior Lines, median 7 3-5 2 3 4 ORR (%) 29 46-55 30 33 6 Trial NCT06515713 REJOICE Ovarian-01, Rainfol-01, NAPISTAR ROSELLA DENALI Part 1b ESMO 2024 Data are not from head-to-head studies. Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, sample size, inclusion and exclusion criteria and many other factors. CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. Data as of May 29, 2026.

Concluding Remarks CTIM-76 Phase 1 Inter im Results27

Anticipated Key Milestones in 2026-2027 • Multiple data inflection points over the next 12 months • Current cash runway into mid-2027 Concluding Remarks PROGRAM target 1H 2026 2H 2026 1H 2027 2H 2027 CTIM-76 Claudin 6 (CLDN6) CT-95 Mesothelin (MSLN) CT-202 Nectin-4 Ph 1a Dose Escalation Ph 1a Q3W Dose Evaluation Ph 1b Dose Expansion Ph 1a Dose Escalation Ph 1b Dose Expansion Ph 1a Dose Escalation CTIM-76 Phase 1 Interim Results28 Reflects current expectations, subject to change

Concluding Remarks

CTIM-76 Phase 1a Interim Data Summary and Next Steps

Clinical activity demonstrated for CLDN6 x CD3 TCE

Potential best-in-class CLDN6 TCE could present a multi-billion dollar opportunity

Evaluating Q3W dosing to potentially enhance patient convenience and combinability

Promising safety data supports exploration of earlier lines of ovarian cancer therapy, including platinum sensitive and maintenance settings

29 CTIM-76 Phase 1 Interim Results

Company estimates regarding pricing assumptions based on approved ADCs and TCEs, Abbvie Q4 2025 Earnings disclosing $690 million of Net Sales for Elahare in PROC, and estimated duration of treatment based on PROC (~35% of patients eligible), PSOC, and ovarian maintenance standard of care. Reflects current expectations, subject to change.

c o n t ex t© CONTEXT THERAPEUTICS 2026 context t h e r a p e u t i c s Advancing T Cell Engagers for Solid Tumors 30CTIM-76 Phase 1 Inter im Results

Appendix

Glossary

ADC	Antibody drug conjugate
AE	Adverse event
CAR-T	Chimeric antigen receptor T cell therapy
CD3	Cluster of differentiation 3
CLDN	Claudin
CRS	Cytokine release syndrome
DLT	Dose limiting toxicity
Fab	Fragment antigen-binding region
FIH	First-in-human
FPI	First Patient In (dosed)
FRα	Folate receptor alpha
GPI	Glycosylphosphatidylinositol
IHC	Immunohistochemistry
IND	Investigational new drug
IV	Intravenous
Mabel	Minimum anticipated biologic effect level
MoA	Mechanism of action
MSLN	Mesothelin

MTD	Maximum tolerated dose
N.D.	Not disclosed
ORR	Overall response rate
PFS	Progression free survival
PK	Pharmacokinetic
PR	Partial Response
PROC	Platinum resistant ovarian cancer
QW	Every week
Q3W	Every three weeks
scFv	Single chain variable fragment
SD	Stable Disease
TCE	T cell engager
YE	Year End

31 CTIM-76 Phase 1 Interim Results